<PAGE 1>
                   RIGHTS ASSIGNMENT AGREEMENT

     RIGHTS ASSIGNMENT AGREEMENT dated as of March 31, 1993 ("Agreement") by and between O'Brien Environmental Energy, Inc., a Delaware corporation ("Seller') having its principal executive offices at 225 South Eighth Street, Philadelphia, Pennsylvania 19106, and BRADLEY RESOURCES COMPANY, a partnership with its principal place of business at P.0. Box 761, Southport, Connecticut 06490 ("Purchaser").

                           WITNESSETH:

     WHEREAS, Seller is the owner of all of the issued and outstanding common stock of O'Brien (Newark) Cogeneration, Inc., a Delaware corporation (the "Company"); and

     WHEREAS, Purchaser desires to purchase and Seller desires to sell all right, title and interest in certain of Seller's Rights
(as defined below), upon the terms and conditions set forth below.

                            AGREEMENT

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements hereinafter contained, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Seller and Purchaser agree as follows:

     1. Agreement to Deliver Rights. Seller hereby covenants and agrees with Purchaser that immediately upon Seller's receipt thereof it will pay to Purchaser via transfer of immediately available funds an amount equal to 12.5% of (i) all dividends (in cash, in kind or otherwise) or other distributions made by the Company to Seller, including all proceeds (in cash, in kind or otherwise) of any liquidation or dissolution of the Company; and
(ii) except as otherwise agreed, all proceeds (in cash, in kind or otherwise) received by Seller from any sale of the issued and outstanding stock of the Company; and (iii) any other payments made by the Company to Seller in its capacity as a stockholder of the Company; provided, however, that to the extent (and only to the extent) any such proceeds, distributions or other payments are required to be delivered to National Westminster Bank (the "Bank") pursuant to the Pledge and Security Agreement dated as of July 13, 1988 between the Bank and the Company (the "Pledge Agreement"), or to any other lender who has refinanced the loan to the Company made by the Bank, such 12.5% shall not apply to such amounts and Seller shall not have any obligation to pay Purchaser based on such amounts actually paid or transferred to the Bank (collectively, "Rights" or "Purchased Assets"). Seller hereby sells, assigns, transfers and conveys to Purchaser good title to all of the Purchased Assets free and clear of all claims, liens, charges and encumbrances created or permitted by Seller. Seller agrees that from and after the date of this Agreement it will not cause or permit the Company to directly or indirectly issue any stock or other Equity Interests.

     2.   Purchase Price.

          Purchase Price; Method of Payment. The purchase price (the "Purchase Price") payable by Purchaser for the Purchased Assets shall be SIX MILLION TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($6,250,000). The Purchase Price has been paid by Purchaser at the Closing by delivery to Seller of a promissory note in the amount of the Purchase Price (the "Note').


<PAGE 2>

     3. Closing. The parties acknowledge that simultaneously with the execution and delivery of this Agreement (a) Seller has executed and delivered to Purchaser a secretary's certificate to the effect that resolutions have been duly adopted by Seller's Board of Directors approving this Agreement and the transactions contemplated hereby, which resolutions are certified to be in full force and effect as of the date hereof; and (b) Purchaser has executed and delivered the Note to Seller.

     4. Representations and Warranties of Seller. For the purpose of inducing Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby pursuant to the terms and conditions hereof, Seller represents and warrants to Purchaser as follows:

          (a) Organization of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has delivered to Purchaser true and complete copies of the certificate of incorporation and by-laws of Seller.

          (b) Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business in the State of New Jersey, and is not required to be qualified to do business in any other state. Seller has delivered to Purchaser true and complete copies of the Certificate of Incorporation and by-laws of the Company.

          (c) Power and Authorization; Binding Obligations. Seller has the power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary corporate action on the part of Seller. Seller has duly and validly executed this Agreement. This Agreement is a valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except that the enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and the discretion of the courts in granting equitable remedies.

          (d) Capitalization. Seller owns all of the issued and outstanding stock of the Company, consisting of 100 shares of common stock, free and clear of all claims, liens, charges and encumbrances, except those liens in favor of the Bank pursuant to the Pledge Agreement. There are no other equity interests issued by the Company of any kind or nature whatsoever, whether currently issued, contingent or otherwise (including common stock, warrants, options, preferred stock and other rights convertible into or otherwise transferrable into any of the foregoing) ("Equity Interests").

          (e) Title to Purchased Assets. Seller has good and marketable title to the Purchased Assets, free and clear of all claims, liens, charges and encumbrances.

          (f) Conflicts; Consents. The execution, delivery and performance of this Agreement will not, with or without notice or the lapse of time or both, conflict with, constitute a default or breach under, give any right to any person to terminate or to accelerate any liability or impose any penalty under or to otherwise modify, or otherwise violate, any agreement to which Seller or the Company is a party (including, without limitation, the documents pursuant to which Seller and/or the Company is a party with the Bank) or by which Seller or the company or any of its assets may be bound or under which Seller or the Company has rights or any Legal Requirement. No consent of, designation, declaration, registration or other filing with or notification to any person by or on behalf of Seller or the company is required

<PAGE 3>

relating to, arising out of or in connection with the execution, delivery or performance of this Agreement by Seller, except for such as have been duly made or obtained or which may be required on a post-closing basis.

          (g) No Default. The Company is not in default, nor to Seller's knowledge is any other party (except Hawker Siddeley Power Engineering, Inc.) in default, in the performance of, and the Company is not aware of any circumstances which exist or with notice or passage of time would constitute a default under, any material agreement to which the Company is a party, which default would have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company.

          (h) Financial Statements of Seller; No Material Liability. The audited consolidated financial statements and schedules of Seller included in the Annual Report on Form 10-K of Seller for the period ended June 30, 1992 (copies of which have previously been delivered to Purchaser) present fairly the consolidated financial position, results of operations and cash flows of the Seller and its consolidated subsidiaries at the dates and for the periods to which they related and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The unaudited consolidated financial statements and the related notes included in Quarterly Report on form 10-Q of Seller for the period ended December 31, 1992 (copies of which have previously been delivered to Purchaser) present fairly the consolidated financial position, results of operations and cash flows of Seller and its consolidated subsidiaries at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as otherwise stated therein. To Seller's actual knowledge, and except as disclosed to or known by Purchaser since December 31, 1992, Seller has not incurred any material liabilities other than in the ordinary course of business. Since December 31, 1992, there has not been any material adverse change in the condition (financial or otherwise), operations results of operations or assets of Seller except as otherwise disclosed to Purchaser or as Purchaser is otherwise aware.

          (i) Financial Statements of the Company; Absence of Material Liabilities. Except as may be indicated in any Notes thereto or audit report thereon, each of the balance sheet, income statement and statement of cash flow (including any related Notes thereto) for the Company as of or for the period ended June 30, 1992 were prepared in accordance with GAAP and fairly presents, as the case may be, the financial position, the results of operations and cash flow at the dates and for the periods to which they related except (i) as otherwise stated therein or (ii) as otherwise disclosed to Purchaser or as Purchaser is otherwise aware. To Seller's actual knowledge, since the date of such financial statements (other than as disclosed to or known by Purchaser) the Company has not incurred any material liabilities other than in the ordinary course of business. Since December 31, 1992, there has not been any material adverse change in the condition (financial or otherwise), operations, results of operations or assets of the Company except as otherwise disclosed to Purchaser or as Purchaser is otherwise aware.

          (j) Disclosure. No representations or warranties by Seller in this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated herein to make the statements contained herein, in light of the circumstances under which they were made, not misleading. None of the written information and documents which have been or will be furnished by Seller or any representatives of Seller to Purchaser or any of the representatives of Purchaser in connection with the transactions contemplated by this Agreement contains or will

<PAGE 4>

contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading, in each case in light of the circumstances in which made, except, however, to the extent that same may be reflected in any written information or documents provided to Purchaser or as otherwise disclosed to Purchaser or as Purchaser is otherwise aware (it being confirmed that purchaser is not relying upon representations or warranties of the Company or Seller made to third parties contained in documents other than this Agreement).

     5. Representations and Warranties of Purchaser. For the purpose of inducing Seller to enter into this Agreement and to consummate the transactions contemplated hereby pursuant to the terms and conditions hereof, Purchaser represents and warrants to Seller as follows:

          (a) Power and Authorization; Binding Obligations. Purchaser has the power and authority to execute, deliver and perform this Agreement (including the execution, delivery and performance of the Note). The execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all necessary partnership action on the part of Purchaser. Purchaser has duly and validly executed this Agreement. This Agreement is a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except that the enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and the discretion of the courts in granting equitable remedies.

          (b) Investigation; Pledge Agreement; Investment Intent. Purchaser has conducted an investigation of the Purchased Assets and the operations of the business of Seller and the Company. Purchaser acknowledges that it has been given access to all information requested in connection with its review and examination of the Purchased Assets and the business and affairs of Seller and the Company, including without limitation financial statements certified by independent public accountants, and is familiar with the business affairs of Seller and the Company. Purchaser has reviewed the Pledge Agreement and acknowledges and agrees that the Company may only make distributions to its stockholders and the Seller may retain the proceeds from the sale of the Company's stock, in accordance with certain enumerated conditions. For the purpose of conducting these investigations, Purchaser has employed the services of its own agents, representatives, experts and consultants. In all matters relating to its decision to acquire the Purchased Assets, Purchaser is, except for the provisions herein, relying upon the advice of its own agents, consultants and other representatives. Purchaser is purchasing the Rights for investment purposes only and not with a view toward resale or other distribution.

          (c) Conflicts; Consents. The execution, delivery and performance of this Agreement will not, with or without notice or the lapse of time or both, conflict with, constitute a default or breach under, give any right to any person to terminate or to accelerate any liability or impose any penalty under or to otherwise modify, or otherwise violate, any agreement to which Purchaser is a party or by which Purchaser or any of its assets may be bound or under which Purchaser has rights or any Legal Requirement. No consent of, designation, declaration, registration or other filing with or notification to any person by or on behalf of Purchaser is required relating to, arising out of or in connection with the execution, delivery or performance of this Agreement by Purchaser, except for such as have been duly made or obtained or which may be required on a post-closing basis.

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     6.   Right of First Refusal.

          (a) Right of First Refusal. Purchaser shall not at any time Transfer (as herein defined) all or any part of its Rights unless and until it shall obtain the written consent of Seller, such consent not to be unreasonably withheld or delayed, or it shall comply in full with the requirements of this Section 6.

                    (1) Notice. If Purchaser desires to Transfer all or any part of its Rights, Purchaser shall serve upon Seller written notice (the "First Notice") of its intention to do so. The First Notice shall constitute an offer on the part of Purchaser to sell to Seller all of the Rights owned by Purchaser on the price and other terms therein described. Such offer shall be accepted in whole or rejected by Seller by notice to Purchaser (the "Second Notice") within sixty (60) days of receipt of the First Notice. If such offer of all of the Rights is accepted by Seller, then the closing of the purchase and sale shall be effected as provided for in Section 6. Seller shall not be permitted to purchase less than all of Purchaser's Rights.

                    (2) Right to Offer Rights to Non-Parties. If Purchaser's offer pursuant to the First Notice to sell all of its Rights shall not have been accepted, then, the Purchaser's offer shall be deemed to have been rejected and:

                         A.  All restrictions imposed by this
     Agreement upon the sale of the Rights of Purchaser shall be suspended for a period of four (4) months (the "Suspension Period"), commencing on the earlier of the date of (i) either the mailing of the Second Notice or (ii) sixty (60) days after the mailing of the First Notice during which period Purchaser may sell all of its Rights pursuant to a bona fide arms'-length sale transaction to a third party purchaser (the "Proposed Purchaser") provided that (i) the sale to the Proposed Purchaser is on terms no more favorable to the Proposed Purchaser than those contained in the First Notice; and (ii) Seller does not object to the Proposed Purchaser in accordance with the next sentence. Seller shall have the right to object to the Proposed Purchaser only if Seller has a substantial business reason (which shall include the case wherein a Proposed Purchaser has an interest materially adverse to that of the Company or Seller) (it being agreed by Seller that such standard imposes on Seller a significantly greater burden than a "consent not to be unreasonably withheld" standard). Seller shall advise Purchase promptly of its decision and Seller shall, upon Purchaser's request, advise Purchaser whether it objects to such person prior to Purchaser commencing and/or finishing its negotiations with such person.

                         B.  All sales pursuant to a rights sale
     contract referred to in clause 2(A) immediately above shall be made in accordance with applicable federal and state securities laws and Seller can require Purchaser to furnish to Seller, at Purchaser's expense, an opinion of counsel, reasonably acceptable as to the form, substance and issuer thereof, that such sale is exempt from applicable federal and state securities registration requirements. All Rights sold pursuant to this Subsection 6(a) to a Proposed Purchaser shall continue to be subject to all the terms of this Agreement and as a precondition to the effectiveness of a sale of the Rights, the Proposed Purchaser shall execute a writing to such effect reasonably satisfactory to Seller.

                         C.  If, at the conclusion of the
     Suspension Period Purchaser still owns any Rights all restrictions imposed by this Agreement on the sale of

<PAGE 6>

     Purchaser's Rights shall automatically once again become fully effective and applicable.

                    (3) Closing. The closing of any purchase and sale pursuant to Section 6(a)(1) shall take place at 10:00 a.m. on a date which is not less than thirty (30) and not more than forty-five (45) days after the acceptance in whole of the offer by Seller.

                    (4)  "Transfer" shall mean to directly or
indirectly give, sell, assign, transfer, pledge, hypothecate, mortgage, create a security interest in, create any other lien on or in any other manner whatsoever encumber or dispose of any record or beneficial ownership of all or any part of the Rights, or the entrance into any contract or other document to do any of the foregoing provided that Transfers shall not include transfers by bequest or intestacy permitted by the next sentence. Notwithstanding the preceding sentence or any other provision herein to the contrary, any permitted transferee of Purchaser which is an individual may bequeath or pass by intestacy his interests in the Rights to any one or more members of his family provided that such transferee(s) continue to be subject to all the terms of this Agreement and as a pre-condition to the effectiveness of such transfer of the Rights, the transferee(s) shall execute a writing to such effect reasonably satisfactory to Seller. Any attempted Transfer not made in accordance with the terms hereof shall be void ab initio.

                    (5) Timing and Amount of Payments. The future purchase price provided for in Section 6(a)(1) shall be paid by Seller to Purchaser by wire transfer of immediately available funds provided that any amount payable under the Note as of such Closing, including any interest accrued as of such date, whether or not then due, shall reduce the amount required to be paid by Seller under this Section 6(a)(5) and any such amounts so offset under the Note shall be extinguished.

     7. Survival of Agreements; No Implied Representations. Except as may be expressly provided to the contrary in this Agreement, all of the representations, warranties, covenants or agreements of either party contained herein shall survive the execution, delivery and performance of this Agreement. Seller is making no representation or warranty whatsoever, express or implied, except those express representations and warranties made by Seller in this Agreement. Subject to the foregoing, Purchaser acquires the Purchased Assets "as is" and "where is". Nothing outside of the representations and warranties expressly made by Seller in this Agreement is or shall be deemed to be a representation or warranty of Seller for any purpose whatsoever.

     8.   Other Agreements.

          (a)  Consent Required for Certain Affiliated
Transactions. Seller agrees that it will not enter into, and will not cause or permit any of its affiliates to enter into, any agreements or other arrangements with the Company other than those which are on terms and conditions no less favorable to the Company than terms and condition which could be obtained pursuant to arms'-length negotiations with an independent third party.

          (b) Tax Sharing Arrangements. Within 30 days after the date hereof the Company and Seller will enter into a tax sharing arrangement which will provide that (i) the Company will pay Seller an amount equal to the share of income, franchise and similar taxes it would be responsible for as a stand alone corporation provided that Seller and the Company may agree that the Company is not obligated to make such payments to Seller and (ii) Seller will pay to the Company an amount which arises from any reduction in any taxes of Seller by reason of any losses that the Company may have.

<PAGE 7>

The Rights shall apply to all payments by the Company to the Seller pursuant to the tax sharing arrangement.

          (c)  Indemnification and Related Agreements.

               (i) Each party agrees to indemnify, defend and hold harmless the other party from and against any losses, liabilities, expenses, including reasonable attorneys fees, damages and other costs ("Losses") incurred or suffered arising from or in connection with any of the following actions by such party: (A) any misrepresentation or breach of a warranty by a party in this Agreement; or (B) any breach of a covenant by a party in this Agreement.

               (ii) Seller agrees to indemnify, defend and hold
Purchaser harmless from and against any and all Losses incurred or suffered by Purchaser in its capacity as an owner of the Rights which shall arise out of or result from:

                         (A)  any of the following related to the
          December 1992 fire at the Company's cogeneration facility (the "Facility"): wrongful death, personal injury or other claims, actions taken by governmental authorities and property damage, to the extent any such Losses exceed property, business interruption and other insurance proceeds received by the Company in respect thereof; and

                         (B)  claims made by Hawker Siddeley Power
          Engineering Inc. (or its subcontractors or suppliers, or its or its subcontractors' or suppliers' affiliates, successors or assigns) (collectively "Hawker Siddeley") related to the design, engineering, procurement or construction of the Company's Facility.

     Any amounts and other consideration which may be paid to the Company by or on behalf of Hawker Siddeley in connection with the settlement of, judgment on or other disposition the Company's claims in the above-described litigation shall not, whether or not distributed to Seller, be directly or indirectly subject to the Rights and, accordingly, any such amount received by Seller which is paid to the Bank to reduce the loan to the Company shall not directly ar indirectly inure to the benefit of Purchaser, it being understood that a reduction in such loan will increase the proceeds available to the Seller from a sale of OBN Stock. Seller shall advise in writing the Purchaser of the receipt of any such amounts and of the amount of any such assets included in any distribution to Seller (and a statement confirming that Purchaser is not entitled to a portion of such assets pursuant to this Section 8(c)).

          (d) Information. Seller agrees to cause the Company to provide the following information to Purchaser: (i) quarterly unaudited financial statements of the Company; (ii) information respecting material transactions respecting the Company; (iii) information respecting any other material business developments respecting the Company; and (iv) any other information related to the Company (including, without limitation, its business and financial condition) as may reasonably be requested from time to time by the Purchaser. Purchaser agrees that it shall hold confidential any information provided to it pursuant to this
Section 8(d) except to the extent such information becomes generally available to the public other than as a result of disclosure by Purchaser or becomes available to Purchaser on a non-confidential basis from a source other than the Company that is not bound by a confidentiality agreement with the Company.

<PAGE 8>

     9.   Miscellaneous.

          (a) Definitions. The following shall have the following meaning when used in this Agreement:

          "Legal Requirements" shall mean, as to any person, the certificate of incorporation and by-laws or other organizational or governing documents of such person, and any rule, regulation, ordinance, law, judicial decision, determination, order, including an injunction, judgment, writ, award or decree, permit, grant, license or other authorization of an arbitrator, court or other governmental authority, in each case applicable to or binding upon such person, including the conduct of their business, or any of their properties, assets or revenues or to which such person or any of their properties, assets or revenues are subject.

          (b) Entire Agreement; Further Assurances. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof.Without limiting the generality of any provisions of this Agreement, each party agrees that upon request of any other party, it shall, from time to time, do any and all other acts and things as may reasonably be required to carry out its obligations hereunder, to consummate the transactions contemplated hereby, and to effectuate the purposes hereof.

          (c) Maximization of Value of Rights. Seller shall cause Company, at all times after May 12, 1994, except as may be prohibited by any contractual third party obligations or laws, to distribute quarterly with respect to its stock all cash receipts of Company not required, as determined by the Board of Directors in the good faith exercise of its discretion, for Company operations, including for lease payments, debt service obligations, all third party obligations, required repair and maintenance of facilities, capital investment programs in effect, and reasonable reserves, as specifically identified in resolutions adopted from time to time by the Company's Board of Directors, for further capital investments and contingencies, it being the goal of Seller and Purchaser to make the Rights as valuable to Purchaser as is consistent with Company's legitimate requirements for cash from time to time.

          (d) Rights and Remedies. All rights and remedies of the parties under any provision of this Agreement shall be in addition to any other rights and remedies provided for by any Legal Requirement (including all forms of legal and equitable relief, including specific performance). All rights and remedies contemplated in the preceding sentence shall be independent and cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or to preclude or waive the exercise of any other right or remedy.

          (e) Amendments. No amendment or modification of this Agreement shall be valid or binding upon the parties unless made in writing and executed by the parties.

          (f) No Waiver. No consent or waiver, express or implied, by a party to or of any breach by a party in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of the breach in the performance by such party of the same or any other obligation of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not unless otherwise herein provided to the contrary constitute a waiver by a Party of its rights

<PAGE 9>

hereunder. All consents and waivers shall be in writing.

          (g) Governing Law; Arbitration; Consent to Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey, exclusive of conflicts of laws provisions. Each party hereby agrees that in any action, service of process or notice which is in writing and sent by certified or registered mail, return receipt requested, postage prepaid, shall have the same force and effect as if notice was personally served upon such party. Any controversy or claim arising out of or relating to this Agreement or the Note, or the breach thereof, shall be settled by binding arbitration by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered in the arbitration may be entered in any court having jurisdiction thereof. Each party hereby consents to be subject to the personal jurisdiction of any court located in the State of New Jersey in any action or proceeding to enforce an arbitration award. Any arbitration shall be concluded in a mutually agreeable location in New Jersey.

          (h) Successors and Assigns. This Agreement shall inure to the benefit of, be binding upon and be enforceable by and against the parties and their respective administrators, heirs, estates, legatees, devisees, distributees, personal and legal representatives, executors, successors and permitted assigns.

          (i) Severability; Enforceability. If any provision of this Agreement or the application thereof to any person(s) or circumstance(s) shall be invalid or unenforceable to any extent,
(i) the remainder of this Agreement and the application of such provision to other person(s) or circumstance(s) shall not be affected thereby; and (ii) each such provision shall be enforced to the greatest extent permitted by Legal Requirements. It is agreed that any covenants pursuant to which Seller is obligated under this Agreement shall cease after the date Purchaser is no longer the owner of any Rights provided this provision shall not limit the application of Section 8(c).

          (j) Brokers and Finders. Seller and Purchaser each represent and warrant to the other that no finder, broker, agent or other intermediary has acted or purported to act on its behalf in connection with the negotiation, preparation or consummation of this Agreement.

          (k) Joint Effort. Preparation of this Agreement has been a joint effort of the parties and this Agreement shall not be construed more severely against any party.

          (l) Notices. Any notice or other communication required or permitted to be given pursuant to this Agreement shall be in writing signed by the party giving such notice or its agent and shall be deemed to have been duly given to a party and effective upon receipt if sent by registered or certified mail, return receipt requested, or by Federal Express or similar overnight delivery service against a signed receipt to the addresses for each party set forth below (or at such other addresses as any party may designate by written notice to the other in the manner provided above):

<PAGE 10>

     If delivered to Seller:

     O'Brien Environmental Energy, Inc.
     225 South Eighth Street
     Philadelphia, PA 19106
     Attn: Mr. Randall Schrader

     with a simultaneous copy to:

     Sills Cummis Zuckerman Radin
     Tischman Epstein & Gross, P.A.
     One Riverfront Plaza
     Newark, NJ 07102
     Attn: Jerry Genberg, Esq.
          Victor H. Boyajian, Esq.

     If delivered to Purchaser:

     Bradley Resources Company
     P.O. Box 761
     Southport, Connecticut 06490
     Attn: Mr. George W. Holbrook, Jr.

     Mr. Randy Goldenhersh
     Combined Energy Company
     999 18th Street
     Suite 3450
     Denver, Colorado 90202

     with a simultaneous copy to:

     Haradon Beatty, Esq.
     Holland & Hart
     555 17th Street
     Suite 2900
     Denver, Colorado, 80202

          (m) Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of sections are for convenience only, and shall not modify rights and obligations created by this Agreement. All references herein to sections shall refer to the corresponding sections of this Agreement unless specific reference is made to sections of another document.

          (n) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Agreement. It shall not be necessary that any one counterpart be signed by the Parties so long as each Party shall have executed a counterpart.

<PAGE 11>

     IN WITNESS WHEREOF, the Parties have hereto set their hands and seals as of the 31st day of March, 1993.


ATTEST:                       O'BRIEN ENVIRONMENTAL ENERGY, INC.


__________________________    By:/s/
			      ----------------------------------
                                 Name:
                                 Title:


ATTEST:                       BRADLEY RESOURCES COMPANY


By:_______________________   By:/s/George W. Holbrook, Jr.
			     -----------------------------------
                                  George W. Holbrook, Jr.